Benefit Plans - Pension Expense (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Components of net periodic benefit cost
Service cost	$ 528	$ 389
Interest cost	239	234
Expected return on plan assets	(487)	(467)
Amortization of prior service credit	(89)	(89)
Amortization of net loss	270	145
Net periodic benefit cost	$ 461	$ 212